SUPPLEMENT TO THE PROSPECTUS

Supplement dated July 11, 2025, to the Prospectus dated December 27, 2024.

MFS® U.S. Government Money Market Fund

Effective immediately, the following is added after the first paragraph under the main heading entitled "How To Purchase, Redeem, and Exchange Shares":

With respect to transactions and positions held in shares of the fund through an Edward Jones platform or an account maintained at an omnibus level by Edward Jones with the fund (each an Edward Jones account), the following minimum purchase amounts and minimum balances apply:

Minimum Purchase Amounts. Purchases by shareholders in an Edward Jones account will be subject to a $250 initial purchase minimum and no subsequent purchase minimum.

Minimum Balances. Edward Jones has the right to sell at its discretion fund holdings in an Edward Jones account with a balance of $250 or less. The following are examples of Edward Jones accounts which are not subject to this minimum balance policy: (1) a fee-based account held on an Edward Jones platform; (2) a 529 account held on an Edward Jones platform; or (3) an account with an active systematic investment plan or Letter of Intent with Edward Jones.

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